UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2018

LIBERTY TAX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification No.)

1716 Corporate Landing Parkway, Virginia Beach, Virginia (Address of principal executive offices)	23454 (Zip Code)

Registrant's telephone number, including area code: (757) 493-8855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Executive Officer

On February 19, 2018, the Board of Directors (the "Board") of Liberty Tax, Inc. (the "Company") appointed Nicole Ossenfort, age 47, as President and Chief Executive Officer of the Company.  Ms. Ossenfort replaces Edward L Brunot, whose employment was terminated by the Board on February 19, 2018.

In connection with her appointment as President and Chief Executive Officer of the Company, Ms. Ossenfort resigned as a director of the Company at the request of the Board.  Ms. Ossenfort was elected to the Board by John T. Hewitt, the Chairman of the Board, in November 2017.  The vacancy created by Ms. Ossenfort's resignation was filled by G. William Minner, Jr., whose appointment by Mr. Hewitt was effective immediately.  See "Election of Director" below for additional information on the appointment of Mr. Minner to the Board.

Ms. Ossenfort previously served as Vice President of the Company's 360 Accounting Solutions business from April 2017 to October 2017.  Ms. Ossenfort also has been a franchisee of Liberty Tax Service since 2002 with offices in South Dakota and Wyoming and was an Area Developer from 2004 to September 2017.  Ms. Ossenfort was employed in public accounting as an auditor at McGladrey & Pullen from 1994 to 1996.  Ms. Ossenfort holds a Bachelor of Science Degree in Accounting.

There are no family relationships between Ms. Ossenfort and any director or executive officer of the Company.

The compensation to be paid to Ms. Ossenfort for the performance of her duties as President and Chief Executive Officer, including base salary, bonus, incentive and equity compensation, will be determined after review by the Compensation Committee of the Board. The Company will file an amendment to this Form 8-K at the time such compensation is determined.

As previously disclosed in the Company's Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission on November 9, 2017, the Company is or was a participant in the following related party transactions with Ms. Ossenfort since the beginning of the Company's most recent fiscal year ended April 30, 2017 ("Fiscal 2017"):

Ossenfort Franchise. Ms. Ossenfort, together with her husband, Scott Ossenfort (together, with Ms. Ossenfort, the "Ossenforts"), jointly own a Company franchise through JL Enterprises. JL Enterprises borrows operating funds for working capital to operate the franchises each year.  During Fiscal 2017, JL Enterprises borrowed operating funds in the amount of $351,658, which were fully repaid with interest by the end of Fiscal 2017.  In addition, during Fiscal 2017 the Company recorded $234,820 of accounts receivable from JL Enterprises for royalties, advertising and financial product charges.  As of April 30, 2017, a balance of $14,424 remained outstanding and payable to the Company.  During Fiscal 2018, JL Enterprises borrowed operating funds for working capital to operate the franchises in the amount of $243,888, of which $95,104 remained outstanding and payable to the Company as of February 20, 2018.  In Fiscal 2018, the Company has recorded $79,175 of accounts receivable from the Ossenforts for royalties, advertising and financial product charges, of which a balance of $50,505 remained outstanding and payable to the Company as of February 20, 2018.

Ossenfort Area Developer. In January 2012, the Ossenforts acquired AD territories covering Western South Dakota and Western Nebraska from the Company.  A note of $429,246 was issued by the Company, and the outstanding principal balance was $208,266 as of the end of Fiscal 2017.  On September 6, 2017, the Company entered into an agreement to re-acquire the AD territories from the Ossenforts for $268,000 of which $198,000 consisted of debt forgiveness on the note, with a balance of $34,852 payable to the Ossenforts on July 1, 2018.

In Fiscal 2017, the Company recorded $1,605 of accounts receivable from the Ossenforts for new franchise leads and interest, which along with prior year accounts receivable balances totaled $4,096 which remained unpaid at the end of Fiscal 2017.  The Ossenforts earned $69,573 for their portion of franchise fees, royalties and interest in Fiscal 2017.

In Fiscal 2018, the Company recorded $166 of accounts receivable from the Ossenforts for new franchise leads and interest, which along with prior year accounts receivable balances were forgiven as a part of the agreement to re-acquire the AD territories.  The Ossenforts earned $10,814 for their portion of franchise fees, royalties and interest in Fiscal 2018.

Appointment of Chief Operating Officer

On February 19, 2018, the Board appointed Shaun York, age 36, as Chief Operating Officer of the Company, effective immediately.

Mr. York has been involved with Liberty Tax Service since 2003 when he started working with the Central Florida Area Developers.  He joined Liberty Tax as a franchisee in October of 2003.  Currently he owns multiple franchise stores in the Tampa, Florida area.  Over the last ten years, Mr. York has been an Area Developer in Tampa, Polk County and Brevard County in Florida and in Birmingham, Alabama (the latter of which was sold in 2016). Over the past five years, Mr. York has periodically worked as a consultant for Liberty Tax Service, serving in various operations roles.

The compensation to be paid to Mr. York for the performance of his duties as Chief Operating Officer, including base salary, bonus, incentive and equity compensation, will be determined after review by the Compensation Committee of the Board. The Company will file an amendment to this Form 8-K at the time such compensation is determined.

There are no family relationships between Mr. York and any director or executive officer of the Company.

The Company is or was a participant in the following related party transactions with Mr. York since the beginning of Fiscal 2017:

York Franchises.  Mr. York operates eleven Company franchises through Yorkompany LLC, S&P Holding Group LLC, My Business Group LLC and Core Fitness Partners LLC (the "York Franchise Entities").  The York Franchise Entities borrow operating funds from the Company for working capital to operate the franchises each year.  During Fiscal 2017, the York Franchise Entities borrowed operating funds in the amount of $572,961, of which $81,758 remained outstanding and payable to the Company as of the end of Fiscal 2017.  In addition, during Fiscal 2017 the Company recorded $648,986 of accounts receivable from the York Franchise Entities for royalties, advertising and financial product charges, of which $49,003 remained outstanding and payable to the Company as of the end of Fiscal 2017.

During Fiscal 2018, the York Franchise Entities borrowed operating funds in the amount of $285,670, of which $236,695 remained outstanding and payable to the Company as of February 20, 2018.  In addition, during Fiscal 2018 the Company recorded $135,118 of accounts receivable from the York Franchise Entities for royalties, advertising and financial product charges, of which $93,509 remained outstanding and payable to the Company as of February 20, 2018.

York Area Developer. Mr. York has Area Development arrangements with the Company that are conducted through Yorkompany LLC, S&P Holding Group LLC and TNT Florida Investments LLC (the "York AD Entities").  Since the beginning of Fiscal 2017, the York AD Entities, which are controlled by Mr. York, received payments from the Company pursuant to the Area Development agreements totaling $905,900.  The York AD Entities were acquired by Mr. York through various transactions with the Company and through third party agreements with Area Developer sellers.  In connection with those transactions, the York AD Entities financed a total of $4,059,460 through the Company to acquire the Area Development territories and associated rights.  The aggregate outstanding principal balance owed by the York AD Entities in Fiscal 2017 was $2,192,459.  As of February 20, 2018, the aggregate outstanding principal balance owed by the York AD Entities on the notes was $1,946,635.

In Fiscal 2017, the Company recorded $21,522 of accounts receivable from the York AD Entities for new franchise leads and interest.  The unpaid balance owed to the Company at the end of Fiscal 2017 was $945.  The York AD Entities earned $731,508 for their portion of franchise fees, royalties and interest in Fiscal 2017.

In Fiscal 2018, the Company recorded $16,880 of accounts receivable from the York AD Entities for new franchise leads and interest, of which $531 remains unpaid as of February 20, 2018.  The York AD Entities earned $154,614 for their portion of franchise fees, royalties and interest in Fiscal 2018.

York Debt Guarantees.  Mr. York also has entered into multiple guarantee agreements with the Company whereby Mr. York has guaranteed all or a portion of the indebtedness owed by other franchisees and area developers to the Company as related to certain financial transactions for which Mr. York had an interest.  The current indebtedness owed by these franchisees and area developers is approximately $4,822,645.

Appointment of Chief Strategy Officer

On February 19, 2018, the Board appointed Ryan Dodson, age 45, as Chief Strategy Officer of the Company, effective immediately.

Mr. Dodson currently is an Area Developer with development rights for three areas in North Carolina and Tennessee.  Mr. Dodson also served as a Regional Director of the Company from 2007 until 2010 and as a Field Consultant from 2004 to 2007.  Mr. Dodson has been a franchisee of the Company since 2003. Prior to becoming a Company franchisee, Mr. Dodson was employed by Arthur Anderson and Deloitte in their tax consulting divisions.

The compensation to be paid to Mr. Dodson for the performance of his duties as Chief Strategy Officer, including base salary, bonus, incentive and equity compensation, will be determined after review by the Compensation Committee of the Board. The Company will file an amendment to this Form 8-K at the time such compensation is determined.

There are no family relationships between Mr. Dodson and any director or executive officer of the Company.

The Company is or was a participant in the following related party transactions with Mr. Dodson since the beginning of Fiscal 2017:

Dodson Franchise.  Mr. Dodson operates a Company franchise through GRITS Marketing, Inc. ("GMI"), an entity that Mr. Dodson owns jointly with his spouse.  During Fiscal 2017 the Company recorded $107,830 of accounts receivable from GMI for royalties, advertising and financial product charges, all of which was repaid by the end of Fiscal 2017.  During Fiscal 2018 the Company recorded $31,382 of accounts receivable from GMI for royalties, advertising and financial product charges, of which $585 remained outstanding and payable to the Company as of February 20, 2018.

Dodson Area Developer. Mr. Dodson has three Area Development arrangements with the Company that are conducted through Dodson Financial Services, Inc., Borg Investments LLC and TCB Developers LLC (the "Dodson AD Entities"). Mr. Dodson and his spouse have significant ownership interests in the Dodson AD Entities.  Since the beginning of Fiscal 2017, the Dodson AD Entities received payments from the Company pursuant to the Area Development agreements totaling $1,201,419.

In Fiscal 2017, the Company recorded $26,714 of accounts receivable from the Dodson AD Entities for new franchise leads and interest.  The unpaid balance owed to the Company at the end of Fiscal 2017 was $1,080.  The Dodson AD Entities earned $656,376 for their portion of franchise fees, royalties and interest in Fiscal 2017.

In Fiscal 2018, the Company recorded $17,894 of accounts receivable from the Dodson AD Entities for new franchise leads and interest of which $4 remains unpaid as of February 20, 2018.  The Dodson AD Entities earned $113,582 for their portion of franchise fees, royalties and interest in Fiscal 2018.

Election of Director

On February 19, 2018, John T. Hewitt, the Chairman of the Board and the sole holder of the Company's Class B Common Stock, elected G. William Minner, Jr., to the Board effective immediately.  The appointment of Mr. Minner by Mr. Hewitt was to fill the vacancy resulting from the resignation of Nicole Ossenfort as a director at the request of the Board upon her election as Chairman and Chief Executive Officer of the Company.  The Certificate of Incorporation of the Company permits Mr. Hewitt, as the sole owner of all of the Class B Common Stock, to elect a majority of the members of the Board.

The Board appointed Mr. Minner to serve as a member of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, and designated him as Chairman of the Audit Committee and Compensation Committee, effective immediately.

Mr. Minner, a Certified Public Accountant, has substantial experience in the financial services industry and has served as a consultant to various companies since April 1996.  From June 1991 to December 1995, Mr. Minner served as Chairman, President and Chief Executive Officer of Suburban Federal Savings Bank in Collingdale Pennsylvania.  Mr. Minner holds Bachelor of Business Administration, Master of Business Administration and Master of Science in Accounting degrees from Marshall University.

Mr. Minner will receive the same compensation as other non-employee Company directors as described in the Company's 2017 Proxy Statement under "Non-Employee Director Compensation."  In addition, the Board approved a cash payment of $25,000 payable to Mr. Minner upon his election to the Board.

There are no related party transactions required to be reported for Mr. Minner under Item 404(a) of Regulation S-K.

Termination of Consulting Agreement

On February 19, 2018, the Company terminated the Independent Contractor Consulting Agreement (the "Consulting Agreement"), dated December 12, 2017, with Kathleen E. Donovan, the Company's former Vice President and Chief Financial Officer. The Consulting Agreement engaged Ms. Donovan to provide consulting services to the Company's subsidiary, JTH Tax, Inc., on operational and financial matters at the direction of the Chief Financial Officer of the Company.  The Consulting Agreement provided for its termination at any time, for any reason, upon written notice to Ms. Donovan.

Departure of Officers

On February 23, 2018, Vanessa M. Szajnoga, Vice President and General Counsel of the Company, and Richard G. Artese, Vice President and Chief Information Officer of the Company, each provided the Company with a notice of resignation, effective immediately.

Item 7.01.  Regulation FD Disclosures.

A copy of a press release relating to the termination of Edward L. Brunot's employment as President and Chief Executive Officer and the appointment of Nicole Ossenfort as the Company's President and Chief Executive Officer is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 only if such subsequent filing specifically references this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release dated February 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: February 23, 2018	By:	/s/ Nicole Ossenfort
Nicole Ossenfort
President and Chief Executive Officer